                                                                      EXHIBIT 24



                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


Executed at Cleveland, Ohio, this 19th day of December, 1995.



                                        /s/ HUDSON D. SMITH

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at Cleveland, Ohio, this 18th day of December, 1995.



                                                /s/ JEFFREY P. GOTSCHALL

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at Cleveland, Ohio, this 18th day of December, 1995.



                                        /s/ RICHARD S. GRAY

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at Moreland Hills, Ohio, this 18 day of December, 1995.



                                        /s/ THOMAS J. VILD

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at Boston, Massachusetts, this 18 day of December, 1995.



                                        /s/ DAVID V. RAGONE

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at ______, _____________, this 18th day of December, 1995.



                                        /s/ WILLIAM R. HIGGINS

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at Cleveland, Ohio, this 18th day of December, 1995.



                                        /s/ CHARLES H. SMITH, JR.

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

            Executed at San Antonio,Texas, this 18th day of December, 1995.



                                        /s/ GEORGE D. GOTSCHALL

                            SIFCO INDUSTRIES, INC.

                          ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY
                              -----------------


The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey
P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


Executed at Houston, Texas, this 20th day of December, 1995.



                                        /s/ JOHN DOUGLAS WHELAN